As filed with the Securities and Exchange Commission on October 25, 2013

1933 Act File No. 333-191284

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. 1  ☒ Post-Effective Amendment No. 1

(Check appropriate box or boxes)

Touchstone Variable Series Trust

(Exact Name of Registrant as Specified in Charter)

513-878-4066

(Area Code and Telephone Number)

303 Broadway, Suite 1100

Cincinnati, OH 45202

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Jill T. McGruder

303 Broadway, Suite 900

Cincinnati, OH 45202

(Name and Address of Agent for Service)

Copies to:

John Ford, Esq.

Pepper Hamilton LLP

Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103

215-981-4009

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Shares of beneficial interest, without par value, of the Touchstone Aggressive ETF Fund, a series of the Registrant, are being registered. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become immediately effective pursuant to Rule 485(b).

Touchstone Variable Series Trust

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

 October 25, 2013

Dear Shareholder:

We wish to provide you with some important information concerning your investment in the Touchstone Enhanced ETF Fund, a series of the Touchstone Variable Series Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”), after careful consideration, has approved the reorganization of the  Touchstone Enhanced ETF Fund (the “Enhanced ETF Fund”) into the Touchstone Aggressive ETF Fund (the “Aggressive ETF Fund”, and  together with the Enhanced ETF Fund, the “Funds”), a separate series of the Trust (the “Reorganization”).  The Reorganization is designed to eliminate the offering of overlapping funds with substantially similar investment goals and strategies. The Reorganization may lead to potential efficiencies and economies of scale for shareholders.  The Reorganization requires Shareholder approval.

Each of the Funds is a separate series of the Trust. The shares of the Funds are sold to separate accounts of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies. The Participating Insurance Companies are soliciting, on behalf of the Enhanced ETF Fund, and agree to vote at the meeting, to the extent required, the shares of the Enhanced ETF Fund that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts. As a shareholder of the Enhanced ETF Fund, you are being asked to vote on this proposal. The Board has approved the proposal and recommends that you vote FOR it.  Your vote is important no matter how many shares you own.

The Prospectus/Proxy Statement that accompanies this letter contains important details about the Aggressive ETF Fund’s investment goal, policies, management, and costs.  I urge you to take the time to review it carefully.  The Aggressive ETF Fund’s investment goal and strategies are substantially similar to those of the Enhanced ETF Fund.   Before you review and consider the attached Prospectus/Proxy Statement, I would like to answer some basic questions about the proposed Reorganization.

Why are we doing this?

The Funds have substantially similar investment goals, investment strategies, fees and expenses, and returns over the one-, three-, and five-year periods; and they have the same portfolio management team at Todd Asset Management LLC, the Funds’ sub-advisor.  Reorganizing the Enhanced ETF Fund into the Aggressive ETF Fund may benefit you by enhancing the marketability of the reorganized fund and may provide economies of scale by reducing the costs associated with maintaining substantially duplicative funds.

What will happen to my existing shares?

If shareholders of the Enhanced ETF Fund approve the Reorganization, your shares of that Fund will be exchanged for shares of the Aggressive ETF Fund.  The shares of the Aggressive ETF Fund that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of the Enhanced ETF Fund immediately prior to the Reorganization so that there will be no change in the value of your investment as a result of the Reorganization.

How will the fees compare?

The Prospectus/Proxy Statement provides a comparison of the expenses of the Enhanced ETF Fund and the Aggressive ETF Fund (each for the 12 months ended June 30, 2013).  The Total Annual Fund Operating Expenses of the Enhanced ETF Fund are higher than those of the Aggressive ETF Fund.  Following the Reorganization, former shareholders of the Enhanced ETF Fund will experience an immediate reduction in operating expenses as shareholders of the Aggressive ETF Fund.  In addition, Touchstone Advisors, Inc., the investment advisor to each Fund, has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses as further described in the Prospectus/Proxy Statement.

Will I have to pay federal income taxes as a result of the Reorganization?

Shareholders of the Enhanced ETF Fund are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares for shares of the Aggressive ETF Fund.  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.

What are my choices?

The Board, in connection with a Special Meeting of Shareholders of the Funds, has requested that the Enhanced ETF Fund’s shareholders vote on the Reorganization.  As an owner of a Variable Contract, you have the right to instruct the Participating Insurance Company how to vote your shares of the Enhanced ETF Fund attributable to your Variable Contract. Therefore, each Participating Insurance Company is soliciting voting instructions from the owners of the Variable Contracts issued by such Company who own shares of the Enhanced ETF Fund through their Variable Contracts. For the limited purpose of this Prospectus/Proxy Statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of the Enhanced ETF Fund shares, and to the Participating Insurance Companies as direct owners of the Enhanced ETF Fund shares, as well as any other direct shareholders of the Enhanced ETF Fund, unless the context otherwise requires.

When you vote your proxy card, it tells the Participating Insurance Company how you wish to vote the Enhanced ETF Fund’s shares attributable to your Variable Contract.  On the enclosed proxy card you have three options. You may vote YES, as the Board and management of the Trust recommends. You may vote NO.  Or you may ABSTAIN.  An abstention vote is not a neutral response; it is the equivalent of a NO vote.  Approval of the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Enhanced ETF Fund, as such term is defined by the Investment Company Act of 1940, as amended.

Proxy cards that are properly signed, dated, and received by a Participating Insurance Company will be voted as specified. If you specify a vote on the Proposal, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of the Enhanced ETF Fund for which no voting instructions are given and signed proxy cards without specified instructions will generally be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on the Proposal. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

Shares will be voted at a Special Meeting of Shareholders to be held at 10:00 a.m. Eastern Time, on December 11, 2013, at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202.  If you attend the meeting, you may vote your shares in person.  If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed postage paid envelope. Or you may follow the instructions on your proxy card to call in your vote or vote through the Internet.

If you have any questions about the proxy card, please call the Trust at 1-800-543-0407.  If we do not receive your vote within a few days, you may be contacted by AST Fund Solutions, our proxy solicitor, who will remind you to vote.

Thank you for carefully considering the Proposal.

Sincerely,

Jill T. McGruder

President

Touchstone Variable Series Trust

TOUCHSTONE VARIABLE SERIES TRUST

303 BROADWAY, SUITE 1100

CINCINNATI, OHIO 45202

Touchstone Enhanced ETF Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 11, 2013

To the Shareholders of the Touchstone Enhanced ETF Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Touchstone Enhanced ETF Fund (the “Enhanced ETF Fund”), a series of the Touchstone Variable Series Trust (the “Trust”), will be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, OH, 45202 on December 11, 2013 at 10:00 a.m. Eastern Time (the “Special Meeting”) for the following purpose:

To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of the Enhanced ETF Fund  by the Touchstone Aggressive ETF Fund (the “Aggressive ETF Fund”), each a separate series of the Trust, in exchange for shares of the Aggressive ETF Fund and the assumption by the Aggressive ETF Fund of the liabilities of the Enhanced ETF Fund.  The Plan also provides for pro rata distribution of shares of the Aggressive ETF Fund to shareholders of the Enhanced ETF Fund in liquidation and subsequent termination of the Enhanced ETF Fund.

The Board of Trustees has fixed the close of business on September 30, 2013 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

By order of the Board of Trustees

Jill T. McGruder

President

Touchstone Variable Series Trust
October 25, 2013

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.   SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET.  INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD.  IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Touchstone Variable Series Trust in validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

PROSPECTUS/PROXY STATEMENT

Acquisition of Assets and Liabilities of

TOUCHSTONE ENHANCED ETF FUND

a series of

Touchstone Variable Series Trust

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

By And In Exchange For Shares of

TOUCHSTONE AGGRESSIVE ETF FUND

a series of

Touchstone Variable Series Trust

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

October 25, 2013

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of the Touchstone Enhanced ETF Fund (the “Enhanced ETF Fund”) for consideration at a Special Meeting of Shareholders of the Touchstone Variable Series Trust (the “Trust”) to be held on December 11, 2013 at 10:00 a.m. Eastern Time at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, OH, 45202 (the “ Special Meeting”).  Any adjournment of the Special Meeting will also be held at the Trust’s offices.  The statement of additional information, dated October 25, 2013, which relates to this Prospectus/Proxy Statement and the Reorganization (defined below), is available upon request and without charge by calling the Trust at (800) 543-0407, by writing to the Trust at P.O. Box 9878, Providence, RI 02940, or by downloading a copy from www.TouchstoneInvestments.com.

The Board of Trustees of the Trust (the “Board”) has approved the proposed reorganization of the Enhanced ETF Fund into the Touchstone Aggressive ETF Fund (the “Aggressive ETF Fund”, and along with the Enhanced ETF Fund, each a “Fund” and collectively the “Funds”).  Each Fund is a separate series of the Trust and an open-end management investment company.

In the reorganization, all of the assets of the Enhanced ETF Fund will be transferred to the Aggressive ETF Fund in exchange for shares of the Aggressive ETF Fund and the assumption by the Aggressive ETF Fund of all the liabilities of the Enhanced ETF Fund (the “Reorganization”).  If the Reorganization is approved by shareholders of the Enhanced ETF Fund, shares of the Aggressive ETF Fund will be distributed to shareholders of the Enhanced ETF Fund upon liquidation and termination of the Enhanced ETF Fund.  The total value of your investment will not change as a result of the Reorganization.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.

As a shareholder of the Enhanced ETF Fund you are being asked to approve the Reorganization. This proxy statement also serves as a prospectus for the Aggressive ETF Fund (collectively, the “Prospectus/Proxy Statement”). This Prospectus/Proxy Statement, which you should retain for future reference, contains important information about the Aggressive ETF Fund that you should know before voting or investing.  Please read it carefully.  Additional information concerning the Enhanced ETF Fund and the Aggressive ETF Fund is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (the “SEC”) and all of which are incorporated by reference (i.e., legally considered to be part of this Prospectus/Proxy Statement):

Information about the Enhanced ETF Fund:	How to Obtain this Information:

Annual Report of the Touchstone Variable Series Trust (File No. 811-08416) relating to the Enhanced ETF Fund for the fiscal year ended December 31, 2012.

A copy is available upon request and without charge if you:

•      Write to the Touchstone Variable Series Trust at P.O. Box 9878, Providence, RI 02940; or

•      Call (800) 543-0407 toll-free.

•      Download from

www.TouchstoneInvestments.com.

Semi-Annual Report of the Touchstone Variable Series Trust (File No. 811-08416) relating to the Enhanced ETF Fund for the period ended June 30, 2013.

Statement of Additional Information of the Touchstone Variable Series Trust (File Nos. 033-76566 and 811-08416) relating to the Enhanced ETF Fund dated April 22, 2013, as amended (the “Enhanced ETF Fund’s SAI”).

Information about the Aggressive ETF Fund:

Prospectus of the Touchstone Variable Series Trust (File Nos. 033-76566 and 811-08416) relating to the Aggressive ETF Fund dated April 22, 2013, as amended (the “Aggressive ETF Fund Prospectus”), which accompanies this Prospectus/Proxy Statement.

Statement of Additional Information of the Touchstone Variable Series Trust (File Nos. 033-76566 and 811-08416) relating to the Aggressive ETF Fund dated April 22, 2013, as amended (collectively with the Enhanced ETF Fund’s SAI, the “Trust’s SAI”).

Annual Report of the Touchstone Variable Series Trust (File No. 811-08416) relating to the Aggressive ETF Fund for the fiscal year ended December 31, 2012.

Semi-Annual Report of the Touchstone Variable Series Trust (File No. 811-08416) relating to the Aggressive ETF Fund for the period ended June 30, 2013.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Aggressive ETF Fund:

•      is not a deposit of, or guaranteed by, any bank

•      is not insured by the FDIC, the Federal Reserve Board or any other government agency

•      is not endorsed by any bank or government agency

•      involves investment risk, including possible loss of your original investment

TABLE OF CONTENTS

SUMMARY	3
Why is the Reorganization being proposed?	3
What are the key features of the Reorganization?	3
After the Reorganization, what shares will I own?	3
How will the Reorganization affect me?	3
How does the Board recommend that I vote?	4
How do the Funds’ fees and expenses compare?	4
How do the Funds’ investment goals and principal investment strategies compare?	5
Risks	7
Are the risk factors for the Funds similar?	7
What are the primary risks of investing in each Fund?	7
Are there any other risks of investing in each Fund?	10
How do the Funds’ performance records compare?	10
Will I be able to purchase, redeem, and exchange shares and receive distributions the same way?	11
Who will be the Advisor, Sub-Advisor, and Portfolio Managers of my Fund after the Reorganization?	11
What will the advisory fees be after the Reorganization?	12
Will the Funds have the same service providers?	13
What will be the primary federal tax consequences of the Reorganization?	13
INFORMATION ABOUT THE REORGANIZATION	13
Reasons for the Reorganization	13
Agreement and Plan of Reorganization	14
Description of the Securities to be Issued	15
Federal Income Tax Consequences	15
Pro Forma Capitalization	16
Distribution of Shares	16
Purchase and Redemption Procedures	16
INFORMATION ON SHAREHOLDERS’ RIGHTS	17
Organization and Governing Law	17
Shares	17
Shareholder Meetings and Rights of Shareholders to Call a Meeting	17
Submission of Shareholder Proposals	17
Quorum	17
Number of Votes	17
Right to Vote	17
Shareholder Information	18
VOTING INFORMATION CONCERNING THE SPECIAL MEETING	18
FINANCIAL STATEMENTS AND EXPERTS	19
LEGAL MATTERS	19
ADDITIONAL INFORMATION	19
ADDITIONAL INFORMATION ABOUT THE FUNDS	20
Purchasing Shares	20
Shareholder Servicing Plan	20
Selling Shares	20
Market Timing Policy	20
Pricing of Fund Shares	21
DISTRIBUTION AND TAXES	22
Dividends and Other Distributions	22
Tax Information	22
OTHER BUSINESS	22

FINANCIAL HIGHLIGHTS	23
EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B: COMPARISON OF THE FUNDAMENTAL INVESTMENT LIMITATIONS	B-1
EXHIBIT C: CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS	C-1

SUMMARY

This section summarizes the primary features and consequences of the Reorganization.  It may not contain all of the information that is important to you.  To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Aggressive ETF Fund Prospectus, the Trust’s SAI, and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Advisor”) believes that a reorganization of the Enhanced ETF Fund into the Aggressive ETF Fund may provide economies of scale by reducing the costs associated with maintaining substantially duplicative funds.  The management fees for the two Funds are the same, but the Total Annual Fund Operating Expenses of the Enhanced ETF Fund are higher than those of the Aggressive ETF Fund.  The Funds also have substantially similar investment goals, strategies, and returns over the one-, three-, and five-year periods; and they have the same portfolio management team at Todd Asset Management LLC (“Todd” or the “Sub-Advisor”). Given the similarities and potential for increased marketability and cost savings, the Board believes that the Reorganization is in the best interests of the Enhanced ETF Fund’s shareholders.

What are the key features of the Reorganization?

The Plan sets forth a description and the key features of the Reorganization.  The Plan generally provides for the following:

•                                          the transfer of all of the assets of the Enhanced ETF Fund to the Aggressive ETF Fund in exchange for shares of the Aggressive ETF Fund;

•                                          the assumption by the Aggressive ETF Fund of all of the liabilities of the Enhanced ETF Fund;

•                                          the termination of the Enhanced ETF Fund subsequent to the distribution of shares of the Aggressive ETF Fund to the Enhanced ETF Fund’s shareholders in complete liquidation of the Enhanced ETF Fund; and

•                                          the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about December 16, 2013.

After the Reorganization, what shares will I own?

Shareholders of the Enhanced ETF Fund will own shares of the Aggressive ETF Fund.  The new shares you receive will have the same total value as your shares of the Enhanced ETF Fund as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will benefit you for the reasons stated below, although no assurance can be given that the Reorganization will result in any such benefits.  After the Reorganization, operating efficiencies may be achieved by the Aggressive ETF Fund because it will have a greater level of combined assets and it has lower Total Annual Fund Operating Expenses than the Enhanced ETF Fund.  As of August 26, 2013, the Enhanced ETF Fund and the Aggressive ETF Fund’s total net assets were approximately $10.8 million and $14.4 million, respectively.

After the Reorganization, the Enhanced ETF Fund will cease to exist and the value of your shares will depend on the performance of the Aggressive ETF Fund.  Neither the Funds nor the shareholders will bear any costs of the Special Meeting, this proxy solicitation, or any adjourned session.  The estimated cost of the Reorganization is approximately $1,500.  All of the costs of the Reorganization will be paid by Touchstone Advisors.

Like the Enhanced ETF Fund, the Aggressive ETF Fund will declare and distribute net investment income, if any, at least annually to shareholders.  The Aggressive ETF Fund will distribute net realized capital gains, if any, at least annually. Each Fund has only one share class and these dividends and distributions will continue to be reinvested in the sole class of shares of the Aggressive ETF Fund you receive in the Reorganization or, if you have so elected, distributed in cash or invested in other funds of the Trust.

After the Reorganization, Touchstone Advisors will continue as the advisor to the Aggressive ETF Fund and Todd will continue as the sub-advisor.

How does the Board recommend that I vote?

The Board, including the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) have concluded that the Reorganization would be in the best interest of the Enhanced ETF Fund’s shareholders and that the value of their interests will not be diluted as a result of the Reorganization.  Accordingly, the Board has submitted the Plan for the approval by the Enhanced ETF Fund’s shareholders and it recommends a vote FOR the Reorganization.

The Board has also approved the Plan on behalf of the Aggressive ETF Fund.

FEES AND EXPENSES

How do the Funds’ fees and expenses compare?

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds.  Please note that shares of each Fund can be purchased only by insurance company separate accounts.  You invested indirectly in the Enhanced ETF Fund through your purchase of a variable annuity contract or variable life policy.  The tables also show pro forma expenses—the various costs and expenses that investors in the Enhanced ETF Fund will bear as shareholders of the Aggressive ETF Fund.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

The fees and expenses for the shares of the Enhanced ETF Fund and the Aggressive ETF Fund set forth in the following tables and in the examples are based on the expenses for the Enhanced ETF Fund and the Aggressive ETF Fund for the 12 months ended June 30, 2013, but reflect the change in the management fee that took effect on August 23, 2013. The tables do not include expenses incurred from investing through variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Enhanced ETF Fund		Aggressive ETF Fund		Aggressive ETF Fund Pro Forma After Reorganization
Management Fees	0.25%		0.25%		0.25	%(1)
Shareholder Service Fees	0.25%		0.25%		0.25%
Other Expenses	0.54%		0.45%		0.35%
Acquired Fund Fees and Expenses	0.23%		0.20%		0.20%
Total Annual Fund Operating Expenses(2)	1.27%		1.15%		1.05%
Fee Waiver or Expense Reimbursement	(0.29	)%(2)	(0.20	)%(2)	(0.10	)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.98%		0.95%		0.95%

(1)         Effective August 23, 2013, the advisory fee payable by each Fund was reduced to 0.25% on each Fund’s average daily net assets on the first $50 million, 0.23% on the next $50 million, and 0.20% on assets over $100 million.

(2)         Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to  0.75% for the Enhanced ETF Fund and Aggressive ETF Fund.  This expense limitation for the Enhanced ETF Fund and the Aggressive ETF Fund will remain in effect until at least April 29, 2014 and December 15, 2014, respectively, but can be terminated by a vote of the Board if they deem the termination to be beneficial to a Fund’s shareholders.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three  years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.

Examples. The examples below are intended to help you compare the cost of investing in the Enhanced ETF Fund versus the Aggressive ETF Fund and the Aggressive ETF Fund (Pro Forma), assuming the Reorganization takes place.  The examples do not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the examples included these expenses, the figures shown would be higher. The examples assume that you invest $10,000 for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that your investment has a

5% return each year and that the operating expenses remain the same.  The examples also assume that all expense limitations remain in effect until December 15, 2014.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Examples of Fund Expenses

Enhanced ETF Fund

One Year	Three Years	Five Years	Ten Years
$119	$394	$689	$1,529

Aggressive ETF Fund

One Year	Three Years	Five Years	Ten Years
$97	$345	$611	$1,373

Aggressive ETF Fund Pro Forma After Reorganization

One Year	Three Years	Five Years	Ten Years
$97	$325	$571	$1,275

Portfolio Turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect the Funds’ performance.  During the period ended December 31, 2012, the Aggressive ETF Fund’s and the Enhanced ETF Fund’s portfolio turnover rates were 11% and 98%, respectively, of the average value of their portfolios.

INVESTMENT GOALS AND POLICIES

How do the Funds’ investment goals and principal investment strategies compare?

The Funds have substantially similar investment goals.  The investment goal of the Enhanced ETF Fund is to seek to provide investors with high capital appreciation.  The investment goal of the Aggressive ETF Fund is to seek to provide investors with capital appreciation. The investment goal of each Fund is non-fundamental, which means that it may be changed by vote of the Board without shareholder approval.  Each Fund also has identical fundamental investment limitations, which are set forth in Exhibit B.

In addition, the investment strategies of each Fund are substantially similar.  Each Fund invests primarily in a substantially similar group of ETF funds within the iShares® Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs.  The group of underlying funds within the iShares® Trust that serves as investment options to both Funds is listed below:

iShares® Trust: iShares Core Total U.S. Bond Market ETF

iShares® Trust: iShares MSCI EAFE Index Fund

iShares® Trust: iShares S&P MidCap 400 Value Index Fund

iShares® Trust: iShares S&P MidCap 400 Growth Index Fund

iShares® Trust: iShares S&P SmallCap 600 Value Index Fund

iShares® Trust: iShares S&P SmallCap 600 Growth Index Fund

iShares® Trust: iShares S&P 500 Value Index Fund

iShares® Trust: iShares S&P 500 Growth Index Fund

In addition, the Aggressive ETF Fund invests in the iShares® Trust: iShares Core S&P 500 ETF.

In selecting a diversified portfolio of underlying ETF funds for each Fund, Todd analyzes many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses.  Both Funds also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Todd rebalances the Enhanced ETF Fund’s assets semiannually and the Aggressive ETF Fund’s assets annually in accordance with each Fund’s respective asset allocation model, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors.

The following tables describe the investment goal and principal investment strategies of the Enhanced ETF Fund and the Aggressive ETF Fund.

Enhanced ETF Fund

Investment Goal	High capital appreciation

Principal Investment Strategies

The Fund invests primarily in a group of funds of the iShares® Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs.  As employed by the Fund, this methodology varies asset class weights over time to focus on those with the best potential for appreciation.  Those asset classes with the best relative strength, as measured by their relative performance over the prior six months, are over-weighted for six months, while the other asset classes are underweighted, thereby increasing the potential for enhanced performance with lower volatility.  In selecting a diversified portfolio of underlying funds, the Fund’s sub-advisor, Todd Asset Management, LLC (“Todd” or “Sub-Advisor”), analyzes many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses.  The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Based on the strategy outlined above the Fund is invested in the following funds at the percentages indicated:

iShares® Trust: iShares Core Total U.S. Bond Market Fund	3%
iShares® Trust: iShares MSCI EAFE Index Fund	3%
iShares® Trust: iShares S&P MidCap 400 Value Index Fund	22%
iShares® Trust: iShares S&P MidCap 400 Growth Index Fund	22%
iShares® Trust: iShares S&P SmallCap 600 Value Index Fund	22%
iShares® Trust: iShares S&P SmallCap 600 Growth Index Fund	3%
iShares® Trust: iShares S&P 500 Value Index Fund	22%
iShares® Trust: iShares S&P 500 Growth Index Fund	3%

As a result of market gains or losses, the percentage of the Fund’s assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above.  Todd expects to rebalance the Fund’s assets semiannually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently depending on market conditions, investment experience, and other factors as it deems appropriate.  Todd may review and update the model periodically through the year.  Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year.  Because the changes in returns for these assets affect their expected return in the future, Todd will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

Aggressive ETF Fund

Investment Goal	Capital appreciation

Principal Investment Strategies

The Fund invests primarily in a group of funds of the iShares® Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs.  As employed by the Fund, this methodology typically results in an allocation of about 80% of assets in stocks and 20% in bonds.  In selecting a diversified portfolio of underlying funds, the Fund’s sub-advisor, Todd Asset Management, LLC (“Todd” or “Sub-Advisor”), analyzes many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses.  The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

The Fund currently plans to invest in the following funds at the percentages indicated:

iShares® Trust: iShares Core Total U.S. Bond Market Fund	20%
iShares® Trust: iShares MSCI EAFE Index Fund	10%
iShares® Trust: iShares S&P MidCap 400 Value Index Fund	6%

iShares® Trust: iShares S&P MidCap 400 Growth Index Fund	4%
iShares® Trust: iShares S&P SmallCap 600 Value Index Fund	4%
iShares® Trust: iShares S&P SmallCap 600 Growth Index Fund	1%
iShares® Trust: iShares S&P 500 Value Index Fund	19%
iShares® Trust: iShares S&P 500 Growth Index Fund	28%
iShares® Trust: iShares Core S&P 500 Index Fund	8%

As a result of market gains or losses, the percentage of the Fund’s assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above.  Todd expects to rebalance the Fund’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors.  At that time, Todd may review and update the model.  Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year.  Because the changes in returns for these assets affect their expected return in the future, Todd will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

If the Reorganization is approved, the Aggressive ETF Fund will continue to seek to provide investors with capital appreciation and select securities based on its current principal investment strategies.

RISKS

Are the risk factors for the Funds similar?

Yes.  The risk factors are identical due to the fact that the Funds invest in substantially the same group of underlying exchange-traded funds (“ETFs”) and because the Funds have substantially similar investment objectives and investment strategies.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks.  There is no assurance that the investment performance of either Fund will be positive or that the Funds will meet their respective investment goal.  You could lose money on your investment in the Funds and the Funds could also return less than other investments.  The following discussions highlight the principal risks associated with an investment in the Funds.

Each Fund is subject to the following risks:

Fund-of-Funds Structure Risk: Because the Funds invest in other investment companies, the value of an investment in each Fund is based on the performance of the underlying funds in which a Fund invests and the allocation of its assets among those funds.  The underlying funds may change their investment goals, policies, or practices and there can be no assurance that the underlying funds will achieve their respective investment goals.  Because each Fund invests in ETFs, it bears a proportionate share of the expenses charged by the underlying funds in which it invests.  The principal risks of an investment in either Fund include the principal risks of investing in the underlying funds.

The more the Funds allocate to equity funds, the greater the expected risk.  To the extent that each Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund.  Each Fund’s ability to achieve its investment goal depends upon the sub-advisor’s skill in selecting the best mix of underlying funds.  There is the risk that the sub-advisor’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions and its asset allocation models do not successfully anticipate market trends.

Management Risk: Touchstone Advisors, Inc., the Fund’s advisor (the “Advisor”), engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Each Underlying ETF Fund is subject to the following risks.

Asset Class Risk: The returns from the types of securities in which an underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes.  Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk: During periods of falling interest rates, an issuer may prepay (or “call”) certain debt obligations with high coupon rates prior to maturity.  This may cause an underlying fund’s average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.

Concentration Risk: To the extent that an underlying fund’s investments are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry, or asset class.

Credit Risk: An issuer may be unable to make timely payments of either principal or interest.  This may cause the issuer’s securities to decline in value.

Derivatives Risk:  An underlying fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to an underlying fund.

Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the underlying fund’s shares.

•                  Mid-Cap Risk: An underlying Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

•                  Small-Cap Risk: An underlying Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Growth Securities Risk:  Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Income Risk: An underlying fund’s income may decline when interest rates fall.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the underlying fund owns will likely decrease.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Issuer Risk:  An underlying fund’s performance depends on the performance of individual securities in which the underlying fund has exposure.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell.  This can reduce an underlying fund’s returns because an underlying fund may be unable to transact at advantageous times or prices.

Management Risk: As the underlying funds do not fully replicate the underlying index, they are subject to the risk that the portfolio manager’s investment strategy may not produce the intended results.

Market Risk: An underlying fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: An underlying fund faces numerous market trading risks, including the potential lack of an active market for the underlying fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund.  Any of these factors, among others, may lead to the underlying fund’s shares trading at a premium or discount to NAV.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average duration of the underlying fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the underlying fund.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the underlying fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk:  Certain of the underlying funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund.  As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of underlying fund shares than would occur in an underlying diversified fund.

Passive Investment Risk: The underlying funds are not actively managed and the portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund.

Rating Agency Risk: Ratings represent a nationally recognized statistical rating organization’s (“NRSRO”) opinion regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to timely update credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Sector Focus Risk:  An underlying fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on that underlying fund than an underlying fund that does not focus its investments in a particular sector.  It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Securities Lending Risk: An underlying fund may engage in securities lending.  Securities lending involves the risk that an underlying fund may lose money because the borrower of the underlying fund’s securities fails to return the securities in a timely manner or at all.  An underlying fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.  These events could also trigger adverse tax consequences for the underlying fund.

Tracking Error Risk:  The performance of an underlying fund may diverge from that of the underlying index.  Because an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.

U.S. Treasury Obligations Risk:  U.S. Treasury obligations may differ in their interest rates, maturities, time of issuance and other characteristics.  Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its U.S. Treasury obligations to decline.

Valuation Risk: The sale price an underlying fund could receive for a security may differ from the underlying fund’s valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund’s portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund’s shares.

Value Securities Risk:  Securities issued by companies that may be perceived to be as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.

Are there any other risks of investing in each Fund?

Each Fund may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions.  This strategy may be inconsistent with the Funds’ principal investment goals and strategies, and could result in lower returns and loss of market opportunities.

The Funds have other investment policies, practices, and restrictions.  Additional information relating to the Funds’ investment policies, practices, restrictions, and risks is set forth in their prospectuses and the Trust’s SAI.

Although the Funds have substantially similar investment goals and investment strategies, a portion of the securities held by the Enhanced ETF Fund may be sold in connection with the Reorganization in order to comply with the investment policies and practices of the Aggressive ETF Fund.  To the extent such sales occur prior to the Reorganization, the transaction costs will be borne by the Enhanced ETF Fund. To the extent such sales occur following the Reorganization, the transaction costs will be borne by the Aggressive ETF Fund. Such costs will be ultimately borne by the respective Funds’ shareholders.  Currently, no specific securities have been identified for sale.

How do the Funds’ performance records compare?

Year-by-Year Total Return (%)

The bar charts and performance tables below illustrate some indication of the risks of investing in the Aggressive ETF Fund and Enhanced ETF Fund by showing changes in the Funds’ performance from year to year and by showing how the Funds’ average annual total returns for 1 year, 5 years, and since inception compare with the S&P Composite 1500 Index and a blended index of the S&P Composite 1500 Index and the Barclays U.S. Aggregate Bond Index.  The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Funds are sold.  Inclusion of those fees would reduce total return figures for all periods.  The Funds’ past performance does not necessarily indicate how each will perform in the future.

Touchstone Enhanced ETF Fund as of December 31

Best Quarter: 3rd Quarter 2009     +14.35%          Worst Quarter: 3rd Quarter 2011     -18.80%

The year-to-date return for the Fund as of July 31, 2013 is 17.11%.

Average Annual Total Returns

For the period ended December 31, 2012

			Since Inception
	1 Year	5 Years	(7-16-04)
Enhanced ETF Fund Return	14.11%	0.47%	4.71%
S&P Composite 1500 Index (reflects no deductions for fees, expenses or taxes)	16.17%	2.07%	5.17%
Blend – 90% S&P Composite 1500 & 10% Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	14.98%	2.63%	5.33%

Touchstone Aggressive ETF Fund as of December 31

Best Quarter: 3rd Quarter 2009     +14.11%         Worst Quarter: 4th Quarter 2008     -15.64%

The year-to-date return for the Fund as of July 31, 2013 is 13.39%.

Average Annual Total Returns

For the period ended December 31, 2012

			Since Inception
	1 Year	5 Years	(7-16-04)
Aggressive ETF Fund Return	12.59%	1.90%	4.83%
S&P Composite 1500 Index (reflects no deductions for fees, expenses or taxes)	16.17%	2.07%	5.17%
Blend – 80% S&P Composite 1500 & 20% Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	13.79%	3.15%	5.46%

Will I be able to purchase, redeem, and exchange shares and receive distributions the same way?

The Funds have identical distribution and purchase procedures, exchange rights, and redemption procedures.  You cannot buy or sell shares of the Funds directly.  You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy.  Please see your variable contract prospectus for additional investment information.

Who will be the Advisor, Sub-Advisor, and Portfolio Managers of my Fund after the Reorganization?

Management of the Funds

The overall management of each Fund is the responsibility of, and is supervised by, the Board.

Investment Advisor

Touchstone Advisors is the investment advisor of both Funds.  Pursuant to an Investment Advisory Agreement with the Trust, Touchstone Advisors selects each Fund’s sub-advisor, subject to approval by the Board.  Touchstone Advisors pays the fees to the Sub-Advisor and monitors its investment program.  Touchstone Advisors is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group is a wholly-owned subsidiary of  Western & Southern Mutual Holding Company (collectively, “Western & Southern”).  Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the sub-advisors, custodian, transfer agent, sub-administrative agent, or other parties.

Facts about Touchstone Advisors:

•                  As of July 31, 2013, Touchstone Advisors had assets under management of approximately $17.9 billion.

•                  Touchstone Advisors is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

For each Fund, Touchstone Advisors has received an order from the SEC that permits it, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval. Each Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more funds.

Sub-Advisor

Todd is responsible for determining the asset allocation model for the investments held by each Fund according to its investment goals and strategies.  Todd Asset Management, LLC is a SEC-registered investment advisor located at 101 South Fifth Street, Suite 3100, Louisville, KY 40202.  Todd has managed the Funds since their inception.  As of July 31, 2013, Todd managed approximately $3.38 billion in assets. After the Reorganization, Todd will continue to serve as the sub-advisor to the Aggressive ETF Fund.

Portfolio Management of the Funds

John J. White, CFA, Portfolio Manager and Curtiss M. Scott, Jr., CFA, President and CEO co-manage each of Funds.  Mr. White has worked at Todd since 2002 and has over 25 years of financial market experience; he is the lead manager of the Funds.  Mr. White is supported by Mr. Scott, who has worked at Todd since 1998 and has over 30 years of experience.

After the Reorganization, Messrs. White and Scott will continue to serve as the portfolio managers to the Aggressive ETF Fund.  The Trust’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Funds.

What will the advisory fees be after the Reorganization?

The advisory fee will not change after the Reorganization.  For its management and supervision of the daily business affairs of each Fund, Touchstone Advisors receives a monthly fee.  At a meeting held on August 22, 2013, the Board approved a reduction in the advisory fee.  Effective August 23, 2013, the Funds’ advisory fee was lowered from the annual rate of 0.40% to 0.25% of each Fund’s average daily net assets.  From its advisory fees, Touchstone Advisors pays Todd’s sub-advisory fees.

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Fund expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth below.  The current expense limitation for both Funds is 0.75%.

Fee waivers or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  These fee waivers and expense reimbursements will remain in effect for the Enhanced ETF Fund and the Aggressive ETF Fund until at least April 29, 2014 and December 15, 2014, respectively.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board’s approval of the Enhanced ETF Fund’s and the Aggressive ETF Fund’s advisory and sub-advisory agreements can be found in the Trust’s December 31, 2012 Annual Report.

Will the Funds have the same service providers?

The Funds have the same investment advisor, sub-advisor, administrator, accounting agent, transfer agent, and principal underwriter.  Each of these service providers will continue in its capacity after the Reorganization.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Aggressive ETF Fund and the Enhanced ETF Fund will have each received an opinion from the law firm of Pepper Hamilton LLP that the Reorganization intends to qualify as a tax-free reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended.  Accordingly, it is believed that no gain or loss generally will be recognized by the Enhanced ETF Fund or the Aggressive ETF Fund or their respective shareholders. The amount of the Enhanced ETF Fund’s capital loss carryforwards available to offset capital gains of the Aggressive ETF Fund in any given year following the Reorganization may be substantially limited and the expiration of these carryforwards will be accelerated by one year as a consequence of the Reorganization.  See “Information About the Reorganization-Federal Income Tax Consequences” for more information on the federal tax consequences of the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

At a regular meeting held on August 22, 2013, the Board, including the Independent Trustees, considered and approved the Reorganization, determined that the Reorganization was in the best interests of shareholders of the Enhanced ETF Fund and the Aggressive ETF Fund, and that the interests of existing shareholders of the Funds will not be diluted in value as a result of the transactions contemplated by the Reorganization.

In evaluating the Reorganization, the Board requested and reviewed, with assistance of independent legal counsel, materials furnished by the Advisor.  These materials included written information regarding operations and financial conditions of the Funds and principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a tax-free basis for the Enhanced ETF Fund and its shareholders.

The Board noted that the Aggressive ETF Fund will have a substantially similar investment goal and investment strategies to those of the Enhanced ETF Fund.

The Board reviewed the historical performance record of each Fund and noted that the Funds have comparable performances records for the one-, three-, five-, and since-inception periods ended June 30, 2013.

The Board was also advised that as of June 30, 2013, the Enhanced ETF Fund had net assets of approximately $10.7 million, while the Aggressive ETF Fund had net assets of approximately $14.3 million.  If the Reorganization is approved, the Funds’ combined assets could lead to operating efficiencies and lower operating costs for the Funds’ shareholders.  Accordingly, by reorganizing the Enhanced ETF Fund into the Aggressive ETF Fund, shareholders would enjoy a greater asset base over which fund expenses could be spread.  The Board also reasoned that the Reorganization would likely result in lower expenses to the Enhanced ETF Fund shareholders due to the Aggressive ETF Fund having lower Total Annual Fund Operating Expenses.

In addition, the Board considered, among other things:

•                  the terms and conditions of the Reorganization;

•                  the investment advisory and other fees paid by the Funds and the projected expense ratios of the Aggressive ETF Fund as compared with those of the Enhanced ETF Fund;

•                  that the expenses of the Reorganization would not be borne by the Enhanced ETF Fund’s shareholders;

•                  the investment personnel, expertise, and resources of the sub-advisor;

•                  the substantially similar investment goals and investment strategies of the Funds;

•                  the fact that the Aggressive ETF Fund will assume all of the liabilities of the Enhanced ETF Fund;

•                  the fact that the management fee of the Aggressive ETF Fund is the same as that of the Enhanced ETF Fund;

•                  the benefits to shareholders, including operating efficiencies, which may be achieved from the Reorganization; and

•                  the anticipated tax-free nature of the Reorganization for the Enhanced ETF Fund and its shareholders.

During their consideration of the Reorganization, the Board met with independent counsel regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board concluded that the Reorganization would be in the best interests of the Enhanced ETF Fund and its shareholders.  Consequently, it approved the Plan and directed that the Plan be submitted to shareholders of the Enhanced ETF Fund for approval.

The Board, including the Independent Trustees, has also approved the Plan on behalf of the Aggressive ETF Fund and its shareholders.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of the Enhanced ETF Fund will be acquired by the Aggressive ETF Fund in exchange for shares of the Aggressive ETF Fund and the assumption by the Aggressive ETF Fund of all of the liabilities of the Enhanced ETF Fund immediately after the close of business on December 15, 2013 or such other date as may be agreed upon by the parties (the “Closing Date”).  Prior to the Closing Date, the Enhanced ETF Fund will endeavor to discharge all of its known liabilities and obligations.  The Enhanced ETF Fund will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the NYSE, typically 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the “Valuation Date”).

At or prior to the Valuation Date, for tax reasons, the Enhanced ETF Fund will declare any dividends or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Enhanced ETF Fund’s shareholders all of the Enhanced ETF Fund’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Enhanced ETF Fund’s net tax exempt income, if any, and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional shares of the Aggressive ETF Fund to be received by the shareholders of the Enhanced ETF Fund will be determined by multiplying the number of outstanding shares of the Enhanced ETF Fund by a ratio which shall be computed by dividing the net asset value per share of the Enhanced ETF Fund by the net asset value per share of the Aggressive ETF Fund.  These computations will take place as of the Valuation Date.

BNY Mellon Investment Servicing (US) Inc., the accounting agent of the Funds, will compute the value of each Fund’s respective portfolio of securities.  The method of valuation employed will be consistent with the procedures set forth in the Declaration of Trust, each Fund’s prospectus, and the Trust’s SAI.

As soon after the Closing Date as conveniently practicable, the Enhanced ETF Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Aggressive ETF Fund received by the Enhanced ETF Fund.  The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Enhanced ETF Fund’s shareholders on the Aggressive ETF Fund’s share records of its transfer agent.  Each account will represent the respective pro rata number of full and fractional shares of the Aggressive ETF Fund due to the Enhanced ETF Fund’s shareholders.  All issued and outstanding shares of the Enhanced ETF Fund will be canceled.  Shares of the Aggressive ETF Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued.  After these distributions and the winding up of its affairs, the Enhanced ETF Fund will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by the Enhanced ETF Fund’s shareholders, accuracy of various representations and warranties, and receipt of opinions of counsel.  Notwithstanding approval by the Enhanced ETF Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of the

Enhanced ETF Fund and the Aggressive ETF Fund or (b) at or prior to the Closing Date by either party (1) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, if not cured within 30 days, or (2) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Reorganization is consummated, Touchstone Advisors will bear the expenses incurred by the Enhanced ETF Fund and the Aggressive ETF Fund in connection with the Reorganization (including the cost of this proxy solicitation).

If the Enhanced ETF Fund’s shareholders do not approve the Reorganization, the Board will consider other possible courses of action in the best interests of shareholders.

Description of the Securities to be Issued

Shareholders of the Enhanced ETF Fund as of the Closing Date will receive full or fractional shares of the Aggressive ETF Fund shares in accordance with the procedures provided for in the Plan, as described above.  The Aggressive ETF Fund shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “IRS Code”).  As a condition to the closing of the Reorganization, the Aggressive ETF Fund and the Enhanced ETF Fund will have each received an opinion from Pepper Hamilton LLP to the effect that, on the basis of the existing provisions of the IRS Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

(a)           The acquisition by the Aggressive ETF Fund of all of the assets of the Enhanced ETF Fund in exchange solely for the Aggressive ETF Fund shares and the assumption by the Aggressive ETF Fund of all of the liabilities of the Enhanced ETF Fund followed by the distribution of the Aggressive ETF Fund shares to the Enhanced ETF Fund shareholders in complete liquidation of the Enhanced ETF Fund will constitute a “reorganization” within the meaning of Section 368(a) of the IRS Code, and the Aggressive ETF Fund and the Enhanced ETF Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the IRS Code;

(b)           Under Section 361 of the IRS Code, no gain or loss will be recognized by the Enhanced ETF Fund (i) upon the transfer of all of the Enhanced ETF Fund assets to the Aggressive ETF Fund solely in exchange for the Aggressive ETF Fund shares and the assumption by the Aggressive ETF Fund of all of the liabilities of the Enhanced ETF Fund or (ii) upon the distribution of the Aggressive ETF Fund shares to Enhanced ETF Fund shareholders complete liquidation.

(c)           Under Section 1032 of the IRS Code, no gain or loss will be recognized by the Aggressive ETF Fund upon the receipt of all of the assets of the Enhanced ETF Fund solely in exchange for the Aggressive ETF Fund shares and the assumption by the Aggressive ETF Fund of all of the liabilities of the Enhanced ETF Fund;

(d)           Under Section 354 of the IRS Code, no gain or loss will be recognized by the Enhanced ETF Fund shareholders upon the exchange of the Enhanced ETF Fund shares for the Aggressive ETF Fund shares in liquidation of the Enhanced ETF Fund;

(e)           Under Section 358 of the IRS Code, the aggregate tax basis for the Aggressive ETF Fund shares received by each of the Enhanced ETF Fund shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Enhanced ETF Fund shares held by such shareholder immediately prior to the Closing Date;

(f)            Under Section 1223(1) of the IRS Code, the holding period of the Aggressive ETF Fund shares received by each Enhanced ETF Fund shareholder will include the period during which the Enhanced ETF Fund shares exchanged therefore were held by such shareholder, provided the Enhanced ETF Fund shares were held as capital assets on the date of the Closing Date;

(g)           Under Section 362(b) of the IRS Code, the tax basis of the Enhanced ETF Fund assets acquired by the Aggressive ETF Fund will be the same as the tax basis of such assets to the Enhanced ETF Fund immediately prior to the Closing;

(h) Under Section 1223(2) of the IRS Code, the holding period of the assets of the Enhanced ETF Fund in the hands of the Aggressive ETF Fund will include the period during which those assets were held by the Enhanced ETF Fund.

Pepper Hamilton will express no opinion as to (1) the effect of the Reorganization on (A) the Enhanced ETF Fund or the Aggressive ETF Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Enhanced ETF Fund shareholder or Aggressive ETF Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Enhanced ETF Fund or the Aggressive ETF Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the IRS Code or (2) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton may reasonably request, and the Enhanced ETF Fund and the Aggressive ETF Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything in the Plan to the contrary, neither the Aggressive ETF Fund nor the Enhanced ETF Fund may waive the conditions set forth above.

In addition, as of December 31, 2012, the Enhanced ETF Fund had capital loss carryforwards of $1,004,479 and $6,992,199.  These amounts are scheduled to expire in 2016 and 2017, respectively.  The amount of the Enhanced ETF Fund’s capital loss carryforwards calculated as of the date of the Reorganization available to offset the Aggressive ETF Fund’s capital gains in any given year following the Reorganization may be substantially limited and the expiration of these carryforwards will be accelerated by one year as a consequence of the Reorganization.

Pro Forma Capitalization

The following table sets forth the capitalization of the Enhanced ETF Fund and the Aggressive ETF Fund, and the capitalization of the Aggressive ETF Fund on a pro forma basis as of June 30, 2013 giving effect to the proposed acquisition of assets at net asset value.

	Enhanced ETF Fund	Aggressive ETF Fund	Pro Forma Adjustments(1)		Aggressive ETF Fund (pro forma)
Net Assets	10,734,876	14,317,392			25,052,268
Shares Outstanding	1,121,678	1,184,272	(233,736	)(2)	2,072,214
Net Asset Value Per Share	9.57	12.09			12.09

(1) Touchstone Advisors will bear all of the Reorganization expenses.  As a result there are no pro forma adjustments to net assets.

(2) Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Enhanced ETF Fund’s shareholder accounts based on the relative value of its and the Aggressive ETF Fund’s net asset value per share.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

Touchstone Securities, Inc. (the “Distributor”) is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of the Funds’ shares.  The Distributor sells shares of the Funds through separate accounts used to fund variable life and variable annuity insurance contracts.  The Distributor allows concessions to dealers who sell shares of the Funds.  The Distributor receives the portion of the sales charge that is not reallowed to dealers and retains the entire sales charge on all direct investments and accounts with no designated dealer of record.  Touchstone Securities is a wholly owned subsidiary of Western & Southern and an affiliate of Touchstone Advisors.

The Aggressive ETF Fund offers a single class of shares.  Shares of the Aggressive ETF Fund will be issued at net asset value upon consummation of the Reorganization.

More detailed descriptions of the Aggressive ETF Fund shares are contained in the Aggressive ETF Fund’s Prospectus and the Trust’s SAI.

Purchase and Redemption Procedures

The shares of each Fund have the same purchase and redemption procedures. Shares of each Fund described in this Prospectus/Proxy Statement can be purchased by insurance company separate accounts.  You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy.  Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the section entitled “Additional Information about the Funds.”  The Funds reserve the right to reject any purchase order.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description.  Further information about each Fund’s governance structure is contained in the Trust’s SAI and its governing documents, which are on file with the SEC.

Organization and Governing Law

The Trust is governed by its Agreement and Declaration of Trust (the “Declaration”) and its By-Laws, both as amended, restated or supplemented from time to time, and its business and affairs are managed under the supervision of its Board of Trustees.  Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC.  Both Funds are a separate series of the Trust, a Massachusetts business trust.

Shares

When issued and paid for in accordance with the Funds’ prospectus, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable.  Each Fund’s share of both Funds represents an equal interest in such Fund.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Such distributions may be in cash, in-kind, or in additional Fund shares.  In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Shareholder Meetings and Rights of Shareholders to Call a Meeting

The Funds are not required to hold annual shareholder meetings under Massachusetts law or their governing instruments.  The governing instruments of the Funds generally provide that a meeting of shareholders may be called at any time by the Board, the Chair of the Board, or by the President of the Funds. The governing instruments of the Funds provide that a special meeting of shareholders may be called for the purpose of voting on the removal of any Trustee upon the written request of shareholders owning at least 10% or more of outstanding shares entitled to vote.

Submission of Shareholder Proposals

The Funds do not have provisions in their governing instruments requiring that a shareholder provide notice to the Funds in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

Quorum

The governing instruments provide that a quorum will exist if shareholders of 50 percent of the outstanding shares entitled to vote are present at the meeting in person or by proxy.

Number of Votes

The governing instruments provide that each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold.  The governing instruments do not provide for cumulative voting.

Right to Vote

The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives, or restrictions deemed to be fundamental.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class under their governing instruments and applicable state law.  The following summarizes the matters on which shareholders have a right to vote and the minimum shareholder vote required to approve the matter.  For matters on which shareholders of a Fund do not have a right to vote, the Board may nonetheless determine to submit the matter to shareholders for approval.  Where referenced below, the phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Trustees.  The shareholders of the Funds are entitled to vote for the election and the removal of Trustees.  The Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).  Any trustee may be removed by a vote of two-thirds of the outstanding shares of the Trust.

Amendment of Governing Instruments.  Generally, the Board has the right to amend the Declaration and By-Laws.  Shareholders have the right to vote on any amendment to the Declaration that would adversely affect their rights as shareholders.  Any such amendment requires the vote of a majority of the outstanding shares entitled to vote.

Mergers and Reorganizations.  The Trust’s Declaration provides that any series may be merged into another series by a majority shareholder vote of the particular series.

Liquidation of a Fund.  The Board may liquidate a series by a majority vote of the Board without shareholder approval.

Indemnification.  The Declaration generally provides for the indemnification of the Trust’s Trustees and officers against all liabilities and expenses incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the applicable Fund, except with respect to any matter arising from his or her own disqualifying conduct. Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, including under any liability insurance policy.

Shareholder Information

A list of the name, address, and percent ownership of each person who, as of September 30, 2013, to the knowledge of the Funds, owned 5% or more of the outstanding shares of a class of the Funds can be found at Exhibit C to this Prospectus/Proxy Statement.

VOTING INFORMATION CONCERNING THE SPECIAL MEETING

This Prospectus/Proxy Statement is being sent to shareholders of the Enhanced ETF Fund in connection with a solicitation of proxies by the Board, to be used at the Special Meeting to be held at 10:00 a.m. Eastern Time, December 11, 2013, at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202, and at any adjournments.  This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Enhanced ETF Fund on or about November 8, 2013.

The Board has fixed the close of business on September 30, 2013 as the record date (the “Record Date”) for determining the shareholders of the Enhanced ETF Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment.

In voting for the Reorganization, each shareholder of the Enhanced ETF Fund is entitled to one vote for each full share owned and a fractional vote for each fractional share held.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Special Meeting in person and voting your shares.  Unless revoked, all valid proxies will be voted in accordance with their specifications or, in the absence of such specifications, FOR approval of the Plan and the Reorganization.

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone, vote through the Internet, or attend in person.  (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting.  Instructions for telephone and Internet voting are set forth on the proxy card.)

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the named proxies will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy.

Any shares of the Enhanced ETF Fund for which no voting instructions are given and signed proxy cards without specified instructions will generally be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on the Proposal.

Approval of the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Enhanced ETF Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Prospectus/Proxy Statement, means:  the affirmative vote of the lesser of (i) 67% of the voting securities of the Enhanced ETF Fund present at a meeting if more than 50% of the outstanding voting securities of the Enhanced ETF Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Enhanced ETF Fund.  Fifty percent of the shares entitled to vote constitutes a quorum.

Proxy solicitations will be made primarily by mail, but beginning on or about November 8, 2013 proxy solicitations may also be made by telephone or personal solicitations by officers and employees of Touchstone Advisors, its affiliates, or other representatives of the Enhanced ETF Fund (who will not be paid for their soliciting activities).  In addition, proxy solicitations may be made by AST Fund Solutions, the Enhanced ETF Fund’s proxy solicitor.  The estimated cost of the proxy solicitation is approximately $1,500.  The costs of solicitation will be paid by Touchstone Advisors whether or not the Reorganization is approved by shareholders.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Reorganization.

If shareholders of the Enhanced ETF Fund do not vote to approve the Reorganization, the Board will consider other possible courses of action in the best interests of shareholders, including liquidation of the Fund.  If sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy.  The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting.

A shareholder of the Enhanced ETF Fund who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Trust’s Declaration of Trust to demand payment for, or an appraisal of, his or her shares.  Shareholders should be aware that the Reorganization as proposed is not intended to result in recognition of gain or loss to shareholders for federal income tax purposes.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the Aggressive ETF Fund that they receive in the transaction at their then-current net asset value.  Shares of the Enhanced ETF Fund may be redeemed at any time prior to the consummation of the Reorganization.  Shareholders of the Enhanced ETF Fund should consult their tax advisors as to the tax consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

The Trust does not hold annual shareholder meetings.  If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.  Please advise the Enhanced ETF Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to be supplied to the beneficial owners of the respective shares.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to the Enhanced ETF Fund and Aggressive ETF Fund for the fiscal year ended December 31, 2012 and the financial statements and financial highlights for the same period, has been incorporated by reference in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on their authority as experts in accounting and auditing.  The unaudited Semi-Annual Report of the Trust relating to the Funds for the six months ended June 30, 2013 has also been incorporated by reference.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Aggressive ETF Fund’s Shares will be passed upon by Pepper Hamilton LLP, located at 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and accordingly files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Purchasing Shares

You cannot buy shares of the Funds directly.  You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy.  You should read each Fund’s prospectus and the prospectus of the variable annuity contract or variable life policy carefully before you choose your investment options.

Investor Alert: The Trust reserves the right to refuse any purchase order that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)

Shareholder Servicing Plan

The Trust has adopted a shareholder services plan with respect to the Funds, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust’s agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent.  For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Selling Shares

To meet various obligations under the contracts, the separate accounts may sell Fund shares to generate cash.  For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract.  Proceeds from the sale are usually sent to the separate account on the next business day.  The Funds may suspend sales of shares or postpone payment dates when the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

When a Fund sells shares, it sells shares of each of the underlying funds in the same percentage that it holds those shares as part of its portfolio of securities.  Therefore, the relative percentage of a Fund’s composition of underlying funds is not affected by the sale.

Redemption in-Kind.  Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Funds’ net asset value (a redemption in-kind).  If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board has adopted the following policies and procedures with respect to market timing of the Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any Touchstone Fund within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Pricing of Fund Shares

Each Fund’s share price, also called net asset value (“NAV”), is determined as of the close of trading (normally 4:00 p.m. eastern time) every day the NYSE is open.  Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of its shares outstanding.  Shares are purchased or sold at the NAV next determined after a purchase or sale order is received in proper form by Touchstone Securities or its authorized agent.

The Funds’ equity investments are valued based on market value or, if no market value is readily available, based on fair value as determined by the Board (or under their direction).  The Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•                  All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board has determined as fair value.

•                  Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

•                  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•                  Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security might be valued based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of NAV.

•                  Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when the separate accounts will not be able to buy or sell shares.

Both Funds invest in securities of other investment companies, including ETFs, open-end funds, and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Funds’ fees and expenses.

DISTRIBUTION AND TAXES

Dividends and Other Distributions

Each Fund has the same dividend distribution policy.  Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  Each Fund will declare dividends, if any, annually to shareholders.  Distributions of any net realized long-term and short-term capital gains earned by a Fund, if any, will be made at least annually to shareholders.

If shareholders of the Enhanced ETF Fund have elected to have their dividends or distributions reinvested then that election will apply to the Aggressive ETF Fund after the Reorganization.  If shareholders of the Enhanced ETF Fund have elected to receive dividends or distributions in cash then that election will also apply to the Aggressive ETF Fund after the Reorganization.  Shareholder may change their elections before or after the Reorganization.

The Funds have each qualified to be treated as a regulated investment company under the IRS Code.  To remain qualified as a regulated investment company, each Fund must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the IRS Code.  While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to their shareholders of record.

For more information about dividends and other distributions in connection with any investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.

Tax Information

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts.  As a result, it is anticipated that any income dividends or capital gains distributed by the Funds will be exempt from current taxation by contract holders if left to accumulate within a separate account.  Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

Investors are urged and advised to consult their own tax advisors for more information on their tax situation, including possible foreign state or local taxes.

For more information about the tax consequences of an investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund.  More information regarding these considerations is included in the Trust’s SAI.  You are urged and advised to consult your own tax advisors regarding the effects of an investment in a variable insurance contract that invests in a Fund on your own tax situation, including possible foreign, state or local taxes.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote in accordance with their judgment.

FINANCIAL HIGHLIGHTS

Touchstone Enhanced ETF Fund and Touchstone Aggressive ETF Fund

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or if shorter, the period of each Fund’s operation. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund for each of the five years ended December 31, 2012 were audited by Ernst & Young LLP (“E&Y”), an independent registered public accounting firm. The report of E&Y along with each Fund’s financial statements and related notes appears in the Funds’ 2012 Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407.

Touchstone Enhanced ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	June 30, 2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.65		$7.64	$8.03	$7.34	$6.19	$13.88
Income (loss) from investment operations:
Net investment income	0.07		0.14	0.07	0.09	0.17	0.13
Net realized and unrealized gains (losses) on investments	0.85		0.94	(0.39)	0.75	1.20	(4.69)
Total from investment operations	0.92		1.08	(0.32)	0.84	1.37	(4.56)
Distributions from:
Net investment income	—		(0.07)	(0.07)	(0.15)	(0.22)	(0.15)
Realized capital gains	—		—	—	—	—	(2.98)
Total distributions	—		(0.07)	(0.07)	(0.15)	(0.22)	(3.13)
Net asset value at end of period	$9.57		$8.65	$7.64	$8.03	$7.34	$6.19
Total return(A)	10.64	%(B)	14.11%	(4.01)%	11.50%	22.17%	(31.40)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$10,735		$10,925	$11,613	$14,305	$17,403	$19,557
Ratio to average net assets:
Net expenses(C)	0.75	%(D)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(C)	1.19	%(D)	1.16%	1.12%	1.07%	1.14%	1.06%
Net investment income(C)	1.02	%(D)	1.46%	0.65%	0.68%	1.50%	1.54%
Portfolio turnover rate	37	%(B)	98%	101%	121%	75%	78%

(A) Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts.  If these charges were included, the returns would be lower.

(B) Not annualized.

(C) Ratio does not include income and expenses of the underlying funds.

(D) Annualized.

Touchstone Aggressive ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	June 30, 2013		Year Ended December 31,
	(Unaudited)		2012	2011		2010	2009	2008
Net asset value at beginning of period	$11.13		$10.07	$10.22		$9.17	$7.80	$12.70
Income (loss) from investment operations:
Net investment income (loss)	0.09		0.26	0.16		0.14	(0.09)	0.26
Net realized and unrealized gains (losses) on investments	0.87		1.01	(0.16	)(A)	1.07	1.78	(4.00)
Total from investment operations	0.96		1.27	—		1.21	1.69	(3.74)
Distributions from:
Net investment income	—		(0.21)	(0.15)		(0.16)	(0.20)	(0.25)
Realized capital gains	—		—	—		—	(0.12)	(0.91)
Total distributions	—		(0.21)	(0.15)		(0.16)	(0.32)	(1.16)
Net asset value at end of period	$12.09		$11.13	$10.07		$10.22	$9.17	$7.80
Total return(B)	8.63	%(C)	12.59%	(0.05)%		13.19%	21.72%	(29.12)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$14,317		$13,960	$17,910		$19,341	$17,470	$7,361
Ratio to average net assets:
Net expenses(D)	0.75	%(E)	0.75%	0.75%		0.75%	0.75%	0.75%
Gross expenses(D)	1.11	%(E)	1.07%	1.04%		1.07%	1.21%	1.25%
Net investment income (loss)(D)	1.20	%(E)	1.56%	1.50%		1.54%	(2.18)%	2.15%
Portfolio turnover rate	9	%(C)	11%	40%		44%	45%	20%

(A) The amounts shown for a share outstanding throughout the period does not accord with the change in the net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(B) Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts.  If these charges were included, the returns would be lower.

(C) Not annualized.

(D) Ratio does not include income and expenses of the underlying funds.

(E) Annualized.

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of                      2013, between the Touchstone Aggressive ETF Fund (the “Acquiring Fund”); the Touchstone Enhanced ETF Fund (the “Acquired Fund”, and collectively with the Acquiring Fund, the “Funds”), each a series of the Touchstone Variable Series Trust (the “Trust”); and, for purposes of Section 9.1 only, Touchstone Advisors, Inc (the “Advisor”).  TVST is a Massachusetts business trust with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

WHEREAS, the Funds have only a single share class.

WHEREAS, the reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for the shares of beneficial interest, with no par value, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution of the shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in this Agreement, all upon the terms and conditions set forth in this Agreement.  The parties intend that the Reorganization shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “IRS Code”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each an open-end, registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), have determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board, including a majority of the Independent Trustees, have determined that it is in the best interests of the Acquired Fund to exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth in this Agreement, the parties covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND

LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1                               THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund full and fractional shares of the Acquiring Fund (“Acquiring Fund Shares”), computed in the manner and as of the time and date set forth in Article II; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2                               ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.  The Acquired Fund has provided the Acquiring Fund with its most recent audited and unaudited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.  The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3                               LIABILITIES TO BE ASSUMED.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4                               LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined below), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5                               OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which will be distributed to shareholders of the Acquired Fund.

1.6                               TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7                               REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8                               TERMINATION.  The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1                               VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2                               VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share of the Acquiring Fund computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3                               SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2.  Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Acquiring Fund.

2.4                               DETERMINATION OF VALUE.  All computations of value shall be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s and the Acquired Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1                               CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about December 15, 2013 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.

The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2                               EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3                               TRANSFER AGENT’S CERTIFICATE.  The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1                               REPRESENTATIONS OF THE ACQUIRED FUND.  The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)           The Acquired Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

(b)           The Acquired Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c)            The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)            The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f)             Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g)            The audited financial statements of the Acquired Fund dated December 31, 2012 and unaudited financial statements of Acquired Fund dated June 30, 2013 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h)           Since December 31, 2012, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)               At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)              For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(k)           The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code);

(l)               All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(m)       At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(n)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and, subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)           The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p)           The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby.  The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Acquired Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2                               REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

(b)           The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)            The current prospectus and statement of additional information, as of the date of the Prospectus/Proxy Statement, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)            Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)             The audited financial statements of the Acquiring Fund dated December 31, 2012 and unaudited financial statements of Acquired Fund dated June 30, 2013 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g)            Since December 31, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)       At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i)               For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(j)              All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)               The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(m)       The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(n)           The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1                               OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2                               INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3                               ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4                               FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5                               TAX-FREE REORGANIZATION.  It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the parties to this Agreement shall take any action or cause any action to be taken, including, without limitation, the filing of any tax return, that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1                               All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2                               This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s governing documents, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.2.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1                               All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2                               The Acquired Fund shall have delivered to the Acquiring Fund an unaudited statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1                               On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2                               All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3                               The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4                               The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Acquired Fund’s net tax exempt income and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5                               Each of the Acquiring Fund and the Acquired Fund shall have received a favorable opinion of Pepper Hamilton LLP substantially to the effect that, for federal income tax purposes:

(a)           The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares by the Acquired Fund in complete liquidation to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, all as provided in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the IRS Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the IRS Code;

(b)           Under IRS Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders in liquidation, as contemplated in the Agreement

(c)            Under IRS Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for the assumption of the liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares as contemplated in the Agreement;

(d)           Under IRS Code Section 362(b), the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(e)            Under IRS Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(f)             Under IRS Code Section 354, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares in the Reorganization;

(g)            Under IRS Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; and

(h)           Under IRS Code Section 1223(1), an Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the Acquired Fund Shareholder held the Acquired Fund Shares as a capital asset on the date of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1                               Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Advisor, the investment advisor to the Funds.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are residents as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1                        The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2                        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1                        This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)           of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)           a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2                        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust, or its Trustees or officers, to the other party, but the Advisor shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1                        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Acquired Fund pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Acquired Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1                        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2                        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3                        This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

13.4                        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5                        With respect to the Trust, the name used in this Agreement refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting under organizational documents Massachusetts, which are referred to and are also on file at the principal offices of the Funds. The obligations of the Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Funds, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Funds personally, but bind only the trust property of each series, as applicable, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the trust’s property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the dually authorized officers of the Parties, including Touchstone Advisors, Inc., have signed and delivered this Agreement as of the day and year first above written.

TOUCHSTONE VARIABLE SERIES TRUST, on behalf of each of its separate series reflected on Exhibit A

By:

Name:

Title:

For purposes of 9.1 only:

TOUCHSTONE ADVISORS, INC.

By:

Name:

Title:

By:

Name:

Title:

EXHIBIT A

The following chart shows (i) each Acquired Fund and (ii) the corresponding Acquiring Fund:

Acquired Fund, a series of TOUCHSTONE VARIABLE SERIES TRUST	Acquiring Fund, a series of TOUCHSTONE VARIABLE SERIES TRUST
Touchstone Enhanced ETF Fund	Touchstone Aggressive ETF Fund

EXHIBIT B: COMPARISON OF THE FUNDAMENTAL INVESTMENT LIMITATIONS

The investment limitations of the Funds are identical.  The Funds’ fundamental investment limitation cannot be changed without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” under the 1940 Act means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  The following table presents the fundamental investment limitations of the Funds.

Fundamental Policies of the Enhanced ETF Fund and Aggressive ETF Fund

Each Fund may not:

(1) issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(2) engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(3) underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(4) concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) except that an ETF Fund will concentrate to approximately the same extent that its underlying funds and their underlying index concentrates in the stocks of such particular industry or group of industries (for purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered issued by members of any industry);

(5) purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

(6) purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts;

(7) make loans to other persons except that the Fund may (i) engage in repurchase agreements or reverse repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act; and

(8) purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the fundamental limitations listed above, both Funds provide the following descriptions of certain provisions of the 1940 Act, which may assist investors in understanding the above policies and restrictions:

1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a

B-1

diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.  The Funds’ current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments and derivative transactions, with appropriate earmarking or segregation of assets to cover such obligation.

B-2

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

As of September 30, 2013, the total number of shares of the Funds outstanding was as follows:

Funds	Number of Shares
Touchstone Aggressive ETF Fund	1,160,074.626
Touchstone Enhanced ETF Fund	1,069,752.388

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.  As of September 30, 2013, the Officers and Trustees of the Touchstone Variable Series Trust owned less than 1% of any class of the Funds.  As of September 30, 2013, the following persons owned of record or beneficially 5% or more of the shares of the Funds.

Fund	Name and Address	Number of Shares	Percentage of Ownership		Percentage Ownership of Combined Fund after the Reorganization
Touchstone Aggressive ETF Fund	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY CINCINNATI OH 45202-3341	761,275.330	65.62	%(1),(2)	63.12	%(1),(2)

	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY CINCINNATI OH 45202-3341	395,757.457	34.11	%(1),(2)	36.58	%(1),(2)

Touchstone Enhanced ETF Fund	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY CINCINNATI OH 45202-3341	639,165.235	59.75	%(1),(2)	—

	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY CINCINNATI OH 45202-3341	426,811.511	39.90	%(1),(2)	—

(1)         Indicates that shares are held beneficially.

(2)         May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund as of September 30, 2013.  As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders.  Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

As of the Record Date, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust and the Fund.

TSF-1006-TVST-ENH-1304

C-1

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 25, 2013

ACQUISITION OF ASSETS OF

TOUCHSTONE ENHANCED ETF FUND

a series of

TOUCHSTONE VARIABLE SERIES TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

By and In Exchange For Shares of

TOUCHSTONE AGGRESSIVE ETF FUND

a series of

TOUCHSTONE VARIABLE SERIES TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated October 25, 2013, relating specifically to the proposed transfer of the assets and liabilities of Touchstone Enhanced ETF Fund (the “Enhanced ETF Fund”) to Touchstone Aggressive ETF Fund (the “Aggressive ETF Fund”), each a series of Touchstone Variable Series Trust, in exchange for shares of beneficial interest of Aggressive ETF Fund (to be issued to holders of shares of the Enhanced ETF Fund).  A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Touchstone Variable Series Trust at the telephone number or address set forth above.  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.

1

Table of Contents

General Information	3

Incorporation by Reference	3

Pro Forma Financial Statements	4

2

General Information

This SAI relates to the proposed (a) transfer of the assets and the liabilities, as set forth in the Agreement and Plan of Reorganization, of the Enhanced ETF Fund (the “Acquired Fund”), to the Aggressive ETF Fund (the “Acquiring Fund”) in exchange for shares of a corresponding class of the Acquiring Fund; (b) pro-rata distribution of such shares to the corresponding class to the shareholders of the Acquired Fund; and (c) liquidation and termination of the Acquired Fund.

Acquired Fund	Acquiring Funds
Touchstone Enhanced ETF Fund	Touchstone Aggressive ETF Fund

Each of the Funds is a series of Touchstone Variable Series Trust (the “Trust”).  Further information is included in the Prospectus/Proxy Statement and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation by Reference

This SAI incorporates by reference the following documents:

(1)                                 The Statement of Additional Information of the Trust dated April 30, 2013, as amended (previously filed on EDGAR, Accession No. 0001104659-13-031344);

(2)                                 Semiannual Report of the Trust, for the six months ended June 30, 2013 (previously filed on EDGAR, Accession No. 0001144204-13-048361); and

(3)                                 Annual Report of the Trust, for the fiscal year ended December 31, 2012 (previously filed on EDGAR, Accession No. 0001144204-13-013505).

3

Pro Forma Financial Statements

Pro Forma Financial Statements

Touchstone Variable Series Trust

Touchstone Aggressive ETF Fund

Pro Forma Combining Statement of Assets & Liabilities (Unaudited)

As of June 30, 2013

	Touchstone Enhanced ETF Fund	Touchstone Aggressive ETF Fund	Pro Forma Adjustments	Pro Forma Combined Touchstone Aggressive ETF Fund
Assets
Investments, at cost	$12,301,679	$12,774,647		$25,076,326
Affiliated securities, at market value	$124,853	$202,887		$327,740
Non-affiliated securities, at market value	13,161,187	14,601,567		27,762,754
Investments, at market value †	$13,286,040	$14,804,454		$28,090,494
Dividends and interest receivable	45,629	70,365		115,994
Receivable for capital shares sold	111	—		111
Receivable for investments sold	33,619	—		33,619
Securities lending income receivable	1,709	1,440		3,149
Receivable from Investment Advisor	18,169	13,998		32,167
Other assets	1,301	1,310		2,611
Total Assets	13,386,578	14,891,567		28,278,145

Liabilities
Payable for return of collateral for securities on loan	2,616,248	534,307		3,150,555
Payable for capital shares redeemed	3,028	961		3,989
Payable to other affiliates	20,825	27,314		48,139
Payable to Trustees	2,344	2,357		4,701
Payable for professional services	8,388	8,299		16,687
Other accrued expenses and liabilities	869	937		1,806
Total Liabilities	2,651,702	574,175		3,225,877

Net Assets	$10,734,876	$14,317,392		$25,052,268

4

	Touchstone Enhanced ETF Fund	Touchstone Aggressive ETF Fund	Pro Forma Adjustments		Pro Forma Combined Touchstone Aggressive ETF Fund

Net assets consist of:
Paid-in capital	$17,115,059	$11,779,180			$28,894,239
Accumulated net investment income	219,204	326,792			545,996
Accumulated net realized gains (losses) on investments	(7,583,748)	181,613			(7,402,135)
Net unrealized appreciation on investments	984,361	2,029,807			3,014,168
Net Assets applicable to shares outstanding	$10,734,876	$14,317,392			$25,052,268

Shares of beneficial interest outstanding (A)	1,121,678	1,184,272	(233,736	)(B)	2,072,214
Net asset value, offering price and redemption price per share	$9.57	$12.09			$12.09

† Includes market value of securities on loan of:	$2,556,134	$522,245			$3,078,379

(A)                 Unlimited number of shares authorized, no par value.

(B)                 Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Touchstone Enhanced ETF Fund’s shareholder accounts based on the relative value of the Touchstone Enhanced ETF Fund’s and the Touchstone Aggressive ETF Fund’s net asset value per share as if the reorganization had taken place on June 30, 2013.

5

Touchstone Variable Series Trust

Touchstone Aggressive ETF Fund

Pro Forma Combining Statement of Operations

For the Twelve Months Ending June 30, 2013  (Unaudited)

	Touchstone Enhanced ETF Fund	Touchstone Aggressive ETF Fund	Pro Forma Adjustments		Pro Forma Combined Touchstone Aggressive ETF Fund

Investment Income
Dividends from affiliated securities	135	177	—		312
Dividends from non-affiliated securities	219,674	312,388	—		532,062
Income from Securities Loaned	15,162	7,194	—		22,356
Total Investment Income	234,971	319,759	—		554,730

Expenses
Investment advisory fees	43,879	57,437	(37,907	)(A)	63,409
Administration fees	21,940	28,718	—		50,658
Compliance fees and expenses	1,373	1,373	(1,373	)(B)	1,373
Custodian fees	423	1,235	—		1,658
Professional fees	15,550	15,882	(15,550	)(B)	15,882
Transfer Agent fees	85	88	(85	)(B)	88
Pricing fees	369	418	(369	)(B)	418
Reports to shareholders	4,808	1,804	(1,804	)(B)	4,808
Shareholder Service fees	27,424	35,898	—		63,322
Trustees’ fees and expenses	9,418	9,468	(9,418	)(B)	9,468
Other expenses	5,402	5,599	(5,402	)(B)	5,599
Total Expenses	130,671	157,920	(71,908)		216,683

Fees (waived) and/or expenses reimbursed by the Advisor and/or Affiliates	(48,398)	(50,225)	72,170	(C)	(26,453)
Net Expenses	82,273	107,695	262		190,230

Net Investment Income	152,697	212,065	(261)		364,500

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments	506,742	537,144	—		1,043,886
Net change in unrealized appreciation on investments	1,274,344	1,285,943	—		2,560,287
Net Realized and Unrealized Gains on Investments	1,781,086	1,823,087	—		3,604,173

Net Increase in Net Assets from Operations	1,933,783	2,035,152	(261)		3,968,673

(A)	The Investment Advisory Fees on the Enhanced ETF Fund and Aggressive ETF Fund were reduced effective August 23, 2013.
(B)	Decrease due to the elimination of duplicate expenses achieved by the merger.
(C)	Based on the Expense Limitation Agreement between the Funds and Touchstone Advisors, Inc.

6

Touchstone Variable Series Trust

Touchstone Aggressive ETF Fund

Pro Forma Combining Portfolio of Investments (Unaudited)

As Of June 30, 2013

	Touchstone Enhanced ETF Fund			Touchstone Aggressive ETF Fund			Pro Forma Adjustments		Pro Forma Combined Touchstone Aggressive ETF Fund
	Shares	Market Value		Shares	Market Value		Shares	Market Value	Shares	Market Value
Exchange Traded Funds - 98.2%
iShares Core S&P 500 ETF	—	$—		7,060	$1,136,448		5,172	832,528	12,232	$1,968,976
iShares Core Total US Bond Market ETF	2,690	288,368		25,670	2,751,824		17,558	1,882,247	45,918	4,922,439
iShares MSCI EAFE Index Fund	4,830	277,145		22,970	1,318,019		15,093	866,056	42,893	2,461,220
iShares S&P 500 Growth Index Fund	3,570	299,916		47,850	4,019,879	†	30,611	2,571,621	82,031	6,891,416	†
iShares S&P 500 Value Index Fund	30,850	2,337,504		36,170	2,740,601		(5,303)	(401,787)	61,717	4,676,318
iShares S&P MidCap 400 Growth Index Fund	17,860	2,299,832		4,290	552,423		(14,505)	(1,867,767)	7,645	984,488
iShares S&P MidCap 400/BARRA Value Index Fund	22,970	2,326,172	†	8,360	846,617	†	(16,748)	(1,696,057)	14,582	1,476,732	†
iShares S&P SmallCap 600 Value Index Fund	25,740	2,405,146	†	6,170	576,525	†	(21,374)	(1,997,183)	10,536	984,488	†
iShares S&P SmallCap 600/BARRA Growth Index Fund	3,210	310,856	†	1,290	124,924	†	(1,958)	(189,658)	2,542	246,122	†
Total Exchange Traded Funds		$10,544,939			$14,067,260					$24,612,199

Investment Funds - 13.9%
Invesco Government & Agency Portfolio, Institutional Class*	2,616,248	$2,616,248		534,307	$534,307				3,150,555	$3,150,555
Touchstone Institutional Money Market Fund^	124,853	124,853		202,887	202,887				327,740	327,740
Total Investment Funds		$2,741,101			$737,194					$3,478,295

Total Investment Securities - 112.1% (Cost $25,076,326)		$13,286,040			$14,804,454					$28,090,494

Liabilities in Excess of Other Assets - (12.1%)		(2,551,164)			(487,062)					(3,038,226)

Net Assets - 100.0%		$10,734,876			$14,317,392					$25,052,268

†  All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2013 was $3,078,379.

* Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

Portfolio Abbreviations:

ETF -  Exchange Traded Fund

7

TOUCHSTONE VARIABLE SERIES TRUST

TOUCHSTONE AGGRESSIVE ETF FUND

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS

JUNE 30, 2013

(UNAUDITED)

DESCRIPTION OF THE FUNDS

The Acquiring Fund, Touchstone Aggressive ETF Fund, and the Acquired Fund, Touchstone Enhanced ETF Fund are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company portfolios.  Both the Touchstone Aggressive ETF Fund and the Touchstone Enhanced ETF Fund, as of June 30, 2013 consist of one share class.

BASIS OF COMBINATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of the assets and liabilities of the Touchstone Enhanced ETF Fund to the Touchstone Aggressive ETF Fund as if the transaction took place June 30, 2013.  The pro forma financial statements also reflect the exchange of shares of the Touchstone Enhanced ETF Fund for shares of the Touchstone Aggressive ETF Fund, as if the transaction took place June 30, 2013.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Acquiring Fund and the Acquired Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The statement of assets and liabilities and the related statement of operations of the Acquiring Fund and the Acquired Fund have been combined as of and for the twelve months ended June 30, 2013. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the Acquiring Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included in their December 31, 2012 annual reports and June 30, 2013 semi-annual reports.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Acquired Fund by the Acquiring Fund had taken place as of June 30, 2013.

PORTFOLIO VALUATION

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at the last sale price. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service.  Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Securities for which market quotations or the NOCP are not readily available are fair valued as determined by or under the direction of the Board of Trustees. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

8

CAPITAL SHARES

Touchstone Variable Series Trust - Touchstone Aggressive ETF Fund

	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Shares	1,184,272	887,942	2,072,214

ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.  The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

SUBSEQUENT EVENTS

On December 16, 2013, pursuant to an Agreement and Plan of Reorganization, the assets and liabilities of the Enhanced ETF Fund are expected to be transferred to the Aggressive ETF Fund, each a series of the Trust. The Touchstone Aggressive ETF Fund is anticipated to be the accounting survivor.

9

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION:

Under Article IV, Section 4.3 of the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”), (a) subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which a Trustee or officer  shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel.

(c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable.

(d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Trustees and officers may be entitled by contract or otherwise under law.

(e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) above shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of a Trustee or officer to repay such amount if it is ultimately determined that the Trustee or officer  is not entitled to indemnification under Article IV, Section 4.3 of the Trust’s Declaration of Trust, provided that either: (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. As used in Section 4.3 of the Trust’s Declaration of Trust, a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. As used in Section 4.3, the term “independent legal counsel” means an attorney who is independent in all respects from the Trust and from the person or persons who seek indemnification hereunder and in any event means an attorney who has not been retained by or performed services for the Trust or any person to be so indemnified within the five years prior to the initial request for indemnification pursuant hereto.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) CHARTER OF THE REGISTRANT

(a)

Amended and Restated Agreement and Declaration of Trust is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(b)

Amendment to the Declaration of Trust dated April 18, 2005 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 2, 2005.

(c)

Amendment to the Declaration of Trust dated November 28, 2005 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2006.

(d)

Amendment to the Declaration of Trust dated April 19, 2006 is herein incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(e)

Amendment to the Declaration of Trust dated August 15, 2006 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(f)

Amendment to the Declaration of Trust dated September 17, 2007 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(g)

Amendment to the Declaration of Trust dated May 1, 2008 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(2) BY-LAWS OF THE REGISTRANT

(a)

Amended and Restated By-Laws of the Trust dated November 21, 2002 are herein incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on January 31, 2003.

(3) VOTING TRUST AGREEMENT

Not applicable.

(4) AGREEMENT AND PLAN OF REORGANIZATION

(a)

Form of Agreement and Plan of Reorganization is herein incorporated by reference to Exhibit (4)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-191284), filed with the SEC on September 20, 2013.

(5) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

Not applicable.

(6) INVESTMENT ADVISORY CONTRACTS

(a)

Amended and Restated Investment Advisory Agreement between Touchstone Variable Series Trust (the “Trust”) and Touchstone Advisors, Inc. (the “Advisor”) dated January 1, 1999 is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on February 12, 1999.

(b)

Amendment to Schedule 1 of the Investment Advisory Agreement between the Trust and Touchstone Advisors, Inc., dated August 23, 2013, is herein incorporated by reference to Exhibit (4)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-191284), filed with the SEC on September 20, 2013.

(c)

Sub-Advisory Agreement dated January 1, 1999, as amended December 31, 2002, between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Core Bond Fund (f/k/a the Touchstone Bond Fund), is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(d)

Sub-Advisory Agreement dated May 15, 2008 between the Advisor and Westfield Capital Management Company, L.P. with respect to the Touchstone Mid Cap Growth Fund is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(e)

Addendum to Sub-Advisory Agreement dated March 1, 2011 between the Advisor and Westfield Capital Management Company, L.P. with respect to the Touchstone Mid Cap Growth Fund is herein incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(f)

Sub-Advisory Agreement dated May 1, 2002 between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone High Yield Fund is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(f)

Amendment to the Amended and Restated Investment Advisory Agreement between the Advisor and the Trust dated May 1, 1999 with respect to the Touchstone High Yield Fund, Touchstone Small Cap Value Fund and Touchstone Enhanced 30 Fund is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 1999.

(g)

Amendment to the Amended and Restated Investment Advisory Agreement adding the Touchstone Growth/Value Fund, Touchstone Equity Fund and Touchstone Money Market Fund is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2007.

(h)

Sub-Advisory Agreement between the Advisor and BAMCO, Inc. with respect to the Touchstone Baron Small Cap Growth Fund (f/k/a the Touchstone Baron Small Cap Fund) is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30,

2009.

(i)

Sub-Advisory Agreement between the Advisor and Third Avenue Management LLC with respect to the Touchstone Third Avenue Value Fund is herein incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(j)

Amendment to the Advisory Agreement between the Advisor and the Trust dated December 31, 2002, is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on January 31, 2003.

(k)

Amendment to the Advisory Agreement between the Advisor and the Trust with respect to the Touchstone Baron Small Cap Fund and Touchstone Money Market Fund is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on January 31, 2003.

(l)

Amendment to the Advisory Agreement between the Advisor and the Trust dated July 19, 2004 with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Aggressive ETF Fund and Touchstone Enhanced ETF Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on March 2, 2005.

(m)

Sub-Advisory Agreement between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Money Market Fund is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(n)

Amendment to the Sub-Advisory Agreement between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Money Market Fund dated March 1, 2010 is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2010.

(o)

Amendment to the Advisory Agreement between the Advisor and the Trust dated April 25, 2008 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(p)

Sub-Advisory Agreement between the Advisor and Todd Asset Management LLC, dated March 1, 2013, with respect to the Touchstone Large Cap Core Equity Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(q)	Sub-Advisory Agreement between the Advisor and Todd Asset Management LLC dated March 1, 2013 with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF

Fund, Touchstone Enhanced ETF Fund and Touchstone Aggressive ETF Fund is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(r)

Amendment to the Investment Advisory Agreement between the Advisor and the Trust dated March 1, 2011 is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(7) UNDERWRITING AND DISTRIBUTION CONTRACTS

(a)

Distribution Agreement between the Trust and Touchstone Securities, Inc. (the “Distributor”) is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(8) BONUS OR PROFIT SHARING PLAN

(a)

Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2010.

(9) CUSTODIAN AGREEMENTS

(a)

Custodian Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Trust dated February 25, 2008 is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2008.

(10) RULE 12B-1 PLAN AND RULE 18F-3 PLAN

Not Applicable

(11) AN OPINION AND CONSENT OF COUNSEL (AS TO LEGALITY OF THE SECURITIES BEING REGISTERED)

(a)

Opinion of Pepper Hamilton LLP, as to legality of securities being registered, is herein incorporated by reference to Exhibit (4)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-191284), filed with the SEC on September 20, 2013.

(12) AN OPINION AND CONSENT OF COUNSEL (AS TO CERTAIN TAX CONSEQUENCES)

(a)

Form of Opinion of Pepper Hamilton LLP, as to certain tax consequences, is herein incorporated by reference to Exhibit (4)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-191284), filed with the SEC on September 20, 2013.

(13) OTHER MATERIAL CONTRACTS OF THE REGISTRANT

(a)

Allocation Agreement for allocation of Fidelity Bond coverage dated April 1, 2011 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(b)(1)

Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. dated November 5, 2011 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(b)(2)

Amendment to the Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. dated April 16, 2012 is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(b)(3)

Amendment to Exhibit A to the Sub-Administration and Accounting Services Agreement dated September 6, 2012 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(b)(2)(ii)

Exhibit A to the Sub-Administration and Accounting Services Agreement dated September 6, 2012 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(c)(1)

Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(c)(2)

Amendment to the Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated April 16, 2012 is herein incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(c)(3)

Amendment to Schedule B to the Transfer Agency and Shareholder Services Agreement, dated September 6, 2012, is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(d)(1)

State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(d)(2)

Amendment to the State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated April 16, 2012 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(d)(3)

Amendment to Schedule A to the State Filing Services Agreement between Registrant and BNY Mellon, dated September 6, 2012, is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(e)

Administration Agreement dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2007.

(f)

Form of Amended Schedule A, dated September 20, 3013, to the Expense Limitation Agreement dated April 29, 2012 is herein incorporated by reference to Exhibit (4)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-191284), filed with the SEC on September 20, 2013.

(g)

Shareholder Services Plan with respect to the Initial Class shares is herein incorporated by reference to Exhibit (13)(l) of Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 033-149479), filed with the SEC on February 29, 2008.

(14) CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(a)	Consent of Ernst & Young LLP is herein incorporated by reference to Exhibit (4)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-191284), filed with the SEC on September 20, 2013.

(15) OMITTED FINANCIAL STATEMENTS

Not Applicable.

(16) POWERS OF ATTORNEY

(a)	Power of Attorney is herein incorporated by reference to Exhibit (4)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-191284), filed with the SEC on September 20, 2013.

(17) ADDITIONAL EXHIBITS

(a)

SAI for the Touchstone Aggressive ETF Fund and Enhanced ETF Fund filed with the SEC on April 22, 2013 with Post-Effective Amendment No. 35 (File Nos. 033-76566 and 811-8416) and incorporated herein by reference.

(b)

Audited financial statements included in the Annual Report to Shareholders of Touchstone Variable Series Trust with respect to the Touchstone Aggressive ETF Fund and Enhanced ETF Fund filed with the SEC on March 7, 2013 and incorporated herein by reference (SEC Accession No. 0001144204-13-013505).

(c)

Unaudited financial statements included in the Semi-Annual Report to Shareholders of Touchstone Variable Series Trust with respect to the Touchstone Aggressive ETF Fund and Enhanced ETF Fund filed with the SEC on August 29, 2013 and incorporated herein by reference (SEC Accession No. 0001144204-13-048361).

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this Registration Statement on Form N-14.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed on behalf of the registrant, in the City of Cincinnati, and State of Ohio on the 25th day of October 2013.

Touchstone Variable Series Trust

By:	/s/ Jill T. McGruder
Jill T. McGruder
President

As required by the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

	*	Trustee	October 25, 2013
Phillip R. Cox

	*	Trustee	October 25, 2013
Donald C. Siekmann

	*	Trustee	October 25, 2013
H. Jerome Lerner

	*	Trustee	October 25, 2013
William C. Gale

	*	Trustee	October 25, 2013
Susan J. Hickenlooper

	/s/ Jill T. McGruder	Trustee and President	October 25, 2013
Jill T. McGruder

	*	Trustee	October 25, 2013
Kevin A. Robie

	*	Trustee	October 25, 2013
Edward J. VonderBrink

	/s/ Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	October 25, 2013
Terrie A. Wiedenheft

*By:	/s/ Terrie A. Wiedenheft		October 25, 2013
(Attorney-in-Fact Pursuant to Power of Attorney)